UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06515

Morgan Stanley Global Fixed Income Opportunities Fund

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)

Arthur Lev

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 201-830-8894

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Arthur Lev

President and Principal Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Morgan Stanley Services Company Inc.

P.O. Box 219886

Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited

25 Cabot Square, Canary Wharf

London, E14 4QA, England

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The
Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.
Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2013 Morgan Stanley

DINSAN
671517 EXP [06/30/14]

INVESTMENT MANAGEMENT

Morgan Stanley

Global Fixed Income Opportunities Fund

Semiannual

Report

April 30, 2013

Morgan Stanley Global Fixed Income Opportunities Fund

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Global Fixed Income Opportunities Fund performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended April 30, 2013

Total Return for the 6 Months Ended April 30, 2013

Class A	Class B	Class L (formerly Class C)	Class I	Barclays Capital Global Aggregate Index[1]	Lipper Global Income Funds Index[2]
4.85%	4.68%	4.61%	4.94%	–1.07%	2.30%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The six months ended April 30, 2013 saw fixed income markets continue to rally, despite volatility from renewed concerns over Europe, policy uncertainty in the U.S., and worries over China.

In the U.S., the concerns over the “fiscal cliff” were overcome quite quickly as agreement was reached on a compromise. Gross domestic product growth in the fourth quarter of 2012 was only 0.4 percent, weaker than expected on higher inventories. However, the economy showed more momentum in the first quarter of 2013 as payroll employment growth increased to a monthly average of more than 190,000. Moreover, there were encouraging signs in housing market, retail sales, industrial production and PMI (Purchasing Managers Indices) data. However, monetary policy is likely to remain accommodative, as economic growth has not accelerated to a level that would cut the unemployment level quickly enough to 6.5 percent. In addition, lower-than-expected inflation gives the Federal Reserve more policy flexibility.

China’s new leaders are now in place and are likely to continue supporting the Chinese economy in order to ensure continued economic growth around 7 percent to 8 percent and social cohesion.

In Europe, several events contributed to market volatility. There was an inconclusive general election in Italy where it took more than two months to create a broadly based government. During the interregnum, the spread between Italian and Spanish government bonds narrowed, but Italy rallied once the government was formed. Another key event was the failure of the Cypriot banking system in March. After a few false starts, the Cypriot government authorized a plan to impose losses on bank depositors above the €100,000 deposit guarantee limit, as well as the introduction of some capital controls within the euro area for the first time, to prevent deposit flight from the Cypriot system. The effects on markets beyond Cyprus were relatively muted, but weaker financials did underperform in the credit markets as a result. A key factor maintaining the markets’ poise was the policy of the European Central Bank (ECB), which stood ready to support the markets. Most of Europe was in recession in the fourth quarter. However, forward-looking indicators such as the PMI surveys point to some degree of economic stabilization. In Germany, there are hopes that the second half of 2013 will be more robust.

Major events occurred in Japan during the period. There was a landslide victory for the Liberal Democratic Party under Shinzo Abe. He announced substantial fiscal stimulus. Even more significant was the appointment of the new Bank of Japan governor, Haruhiko Kuroda, who in early April unveiled plans to double the monetary base and buy more longer-dated Japanese government bonds (JGBs). While short-dated yields were little changed, the yields on 10-year and longer bonds fell during the period. Thirty-year yields dropped 36 basis points. The Nikkei Index rose an impressive 55% in the period and the yen fell 22 percent against the U.S. dollar. Japan was the only country in the developed world where growth expectations were revised upwards.

The U.K. lost its Aaa rating from Moody’s on the back of poor economic performance and consequent slow progress on fiscal rebalancing. Sterling was weak on the apparent loosening of the inflation target, uncertainty over monetary policy when Mark Carney becomes governor of the Bank of England (BOE), the prospects of more quantitative easing, and the central bank’s insouciance over the level of sterling. The currency stabilised in March when departing BOE governor Mervyn King indicated the currency was fairly valued. The budget announced slightly more flexibility for the BOE, but the 2 percent consumer price index target remains.

In general, core government bonds continued to rally, supported by accommodative monetary policy (and its likely persistence), lower inflation, and muted growth (at best). The U.S. Treasury market saw a small fall in yields across the curve (up to 10 years) of between 2 and 7 basis points, and the curve steepened. Longer-dated yields were slightly higher. U.K. gilts also rallied, with yields decreasing between 2 and 16 basis points during the period. German bunds continued to perform, with yields falling between 3 and 25 basis points across the curve during the period. Yields on Spanish government bonds continued their Outright Monetary Transactions-induced rally that began in the third quarter of 2012. Five-year yields fell another 145 basis points during the period. Despite the political wobbles, Italian five-year yields declined 112 basis points during the period. Peripheral countries were supported not only by the actions and words of the ECB, but also by a loosening of the shackles of austerity, thereby promoting growth. For example, Spain now has two more years (until 2016) to attain a deficit target of 3 percent.

Credit markets continued their rally in the period. Investment grade spreads fell and the high yield segment saw an even stronger performance, supported by global accommodative monetary policies. European credit outperformed U.S. credit. Equities also rose as investors sought higher returning assets given the continued low interest rate levels and paltry yields offered by government bonds. Gold fell 14.2 percent to $1,477 per ounce during the period.

In the currency markets during the period, the largest move was the fall in the yen against the U.S. dollar by 22 percent. The euro was slightly stronger, rising by 1.45 percent against the U.S. dollar. Sterling fell by 3.7 percent. Most Latin American currencies were stronger against the dollar.

Performance Analysis

All share classes of Morgan Stanley Global Fixed Income Opportunities Fund outperformed the Barclays Capital Global Aggregate Index (the “Index”) and the Lipper Global Income Funds Index for the six months ended April 30, 2013, assuming no deduction of applicable sales charges.

Compared with the Index, the portfolio had overweights to high yield, emerging markets credit, convertible bonds and non-agency mortgage securities. Conversely, the portfolio was underweight government bonds, investment grade credit, and agency mortgage securities relative to the Index. The principal positive driver of performance was the overall narrowing of credit spreads, with the Fund’s exposures to the high yield and non-agency mortgage segments contributing the most.

Currency positions, which are managed through the use of currency forwards, also added to performance. The underweight position to the yen was the largest positive factor aiding performance. The long Mexican peso position also added value. Conversely, the short euro position detracted from performance as the euro strengthened slightly over the period.

The portfolio’s yield advantage over its benchmark of around 3 percent contributed positively to performance during the period.

Interest-rate positions had a broadly positive impact on performance. In G4 countries (U.S., U.K., Germany and Japan), the portfolio lost money as positions were generally underweight. However, these negative factors were more than offset by long positions in Latin America, Poland, Australia and New Zealand. Interest rates fell in all these countries.

The portfolio is underweight exposure to peripheral sovereign spreads (Spain, in particular). The continued rally in these spreads caused this position to detract slightly from relative returns.

The Fund uses interest rate swaps and futures to control interest rate risk. These have not had a material impact on performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 04/30/13
Corporate Bonds	45.1%
Sovereign	34.1
Mortgages – Other	14.5
Short-Term Investment	3.5
Convertible Preferred Stocks	0.9
Collateralized Mortgage Obligation – Agency Collateral Series	0.5
Asset-Backed Security	0.5
Commercial Mortgage-Backed Security	0.5
Agency Fixed Rate Mortgages	0.4
Common Stocks	0.0	++

+ Does not include open long/short futures contracts with an underlying face amount of $25,176,807 with net unrealized appreciation of $153,185. Also does not include open swap agreements with net unrealized depreciation of $152,154 and open foreign currency forward exchange contracts with net unrealized depreciation of $149,963 and the value of securities held as collateral on loaned securities.

++ Amount is less than 0.05%

LONG-TERM CREDIT ANALYSIS as of 04/30/13
AAA	6.6%
AA	2.2
A	9.7
BBB	29.2
BB	10.1
B or Below	34.7
Not Rated	7.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled “not rated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are obtained from Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Services, Inc (“Moody’s”) or Fitch Ratings (“Fitch”). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, the Investment Adviser has deemed them to be of comparable quality. Ratings from Moody’s or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., and/or “Sub-Adviser,” Morgan Stanley Investment Management Limited, will allocate the Fund’s investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q.

Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Average Annual Total Returns — Period Ended April 30, 2013

	Class A Shares* (since 07/28/97)		Class B Shares** (since 04/09/92)		Class L Shares† (since 07/28/97)		Class I Shares† † (since 07/28/97)
Symbol	DINAX		DINBX		DINCX		DINDX
1 Year	10.88%[3]		10.33%[3]		10.29%[3]		11.06%[3]
	6.25	[4]	5.33	[4]	10.29	[4]	—
5 Years	7.17	[3]	6.56	[3]	6.55	[3]	7.49	[3]
	6.23	[4]	6.24	[4]	6.55	[4]	—
10 Years	6.52	[3]	6.00	[3]	5.87	[3]	6.78	[3]
	6.05	[4]	6.00	[4]	5.87	[4]	—
Since Inception	4.37	[3]	4.76	[3]	3.74	[3]	4.63	[3]
	4.08	[4]	4.76	[4]	3.74	[4]	—
Gross Expense Ratio	1.09		1.69		1.34		0.84

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 4.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% CDSC. The CDSC on Class L shares was eliminated effective February 25, 2013.

††	Class I has no sales charge.

(1)	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund’s primary benchmark was changed in December 2011 from the Barclays Capital Intermediate U.S. Government/Credit Index because the Adviser believes the Barclays Capital Global Aggregate Index is a more appropriate benchmark for the Fund.

(2)	The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Income Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, administration fees; distribution and shareholder services (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 11/01/12 – 04/30/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Fund expenses prior to the effect of Expense Offset (See Note 10 in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	11/01/12	04/30/13	11/01/12 – 04/30/13
Class A
Actual (4.85% return)	$1,000.00	$1,048.50	$5.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.04	$5.81
Class B
Actual (4.68% return)	$1,000.00	$1,046.80	$8.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.07	$8.80
Class L @@
Actual (4.61% return)	$1,000.00	$1,046.10	$8.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.71	$8.15
Class I
Actual (4.94% return)	$1,000.00	$1,049.40	$4.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.28	$4.56

@	Expenses are equal to the Fund’s annualized expense ratios of 1.16%, 1.76%, 1.63% and 0.91% for Class A, Class B, Class L and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (45.1%)
	Australia (0.9%)
	Finance
$ 150	Dexus Diversified Trust/Dexus Office Trust (a)	5.60%	03/15/21	$169,838
250	Goodman Funding Pty Ltd. (a)	6.375	04/15/21	295,407
325	Macquarie Group Ltd. (a)(b)	6.00	01/14/20	363,499

	Total Australia			828,744

	Brazil (0.5%)
	Finance
450	Banco BTG Pactual SA (a)	4.00	01/16/20	433,125

	Canada (0.4%)
	Basic Materials
100	Goldcorp, Inc.	2.00	08/01/14	103,063

	Energy
250	PetroBakken Energy Ltd. (a)	8.625	02/01/20	258,750

	Total Canada			361,813

	Cayman Islands (0.1%)
	Finance
CNY 500	Shui On Land Ltd.	4.50	09/29/15	80,689

	Chile (0.1%)
	Finance
CLP 50,000	Banco Santander Chile	6.50	09/22/20	105,638

	China (0.1%)
	Finance
$ 100	Billion Express Investments Ltd. (c)	0.75	10/18/15	103,325

	Czech Republic (0.3%)
	Utilities
210	CEZ AS (a)	4.25	04/03/22	226,210

	Denmark (0.0%) (d)
	Finance
DKK (e)	Nordea Kredit Realkreditaktieselskab, Series ANN	5.00	07/01/29	6
98	Realkredit Danmark A/S	6.00	10/01/29	19,634

	Total Denmark			19,640

	France (1.3%)
	Consumer, Non-Cyclical
EUR 250	Europcar Groupe SA	11.50	05/15/17	378,623

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Finance
EUR 200	AXA SA	5.25 (f)%	04/16/40	$280,526
$ 475	Societe Generale SA (a)	5.20	04/15/21	542,044

				822,570

	Total France			1,201,193

	Germany (3.1%)
	Consumer, Non-Cyclical
EUR 140	Celesio Finance B.V.	4.00	10/18/16	197,203

	Finance
100	Aabar Investments PJSC	4.00	05/27/16	138,675
200	Allianz Finance II BV	5.75 (f)	07/08/41	310,464
400	Commerzbank AG	7.75	03/16/21	583,870
AUD 1,000	KFW, MTN	3.75	07/18/18	1,041,244
EUR 100	Muenchener Rueckversicherungs AG	6.25 (f)	05/26/42	160,967

				2,235,220

	Industrials
125	HeidelbergCement Finance BV	8.00	01/31/17	196,762

	Utilities
GBP 100	RWE AG	7.00 (f)	(g)	172,512

	Total Germany			2,801,697

	Greece (0.1%)
	Industrials
$ 148	DryShips, Inc.	5.00	12/01/14	131,535

	India (0.5%)
	Communications
200	Bharti Airtel International Netherlands BV (a)	5.125	03/11/23	206,520

	Finance
200	Bank of India (a)	3.625	09/21/18	203,156

	Total India			409,676

	Indonesia (0.6%)
	Energy
520	Indo Energy Finance II BV (a)(b)	6.375	01/24/23	531,024

	Ireland (1.0%)
	Finance
675	Kerry Group Financial Services (a)	3.20	04/09/23	676,704

	Industrials
EUR 150	Ardagh Glass Finance PLC	7.125	06/15/17	203,963

	Total Ireland			880,667

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Italy (1.8%)
		Communications
EUR	150	Telecom Italia Finance SA	7.75%	01/24/33	$237,894
	$250	Wind Acquisition Finance SA (a)	11.75	07/15/17	269,375

					507,269

		Finance
	300	Intesa Sanpaolo SpA (a)(b)	6.50	02/24/21	327,012
EUR	250	UniCredit SpA, Series 5Y	4.875	03/07/17	355,476

					682,488

		Utilities
	$375	Enel Finance International N.V. (a)(b)	5.125	10/07/19	408,517

		Total Italy			1,598,274

		Jamaica (0.3%)
		Communications
	250	Digicel Ltd. (a)(b)	6.00	04/15/21	251,250

		Japan (0.2%)
		Communications
JPY	10,000	KDDI Corp.	0.00	12/14/15	168,052

		Korea, Republic of (0.1%)
		Technology
	$100	SK Hynix, Inc.	2.65	05/14/15	113,300

		Luxembourg (0.4%)
		Basic Materials
	200	APERAM (a)	7.375	04/01/16	203,000

		Consumer, Cyclical
EUR	100	Bormioli Rocco Holdings SA	10.00	08/01/18	143,679

		Total Luxembourg			346,679

		Mexico (0.2%)
		Industrials
	$150	Cemex Finance LLC (a)(b)	9.375	10/12/22	172,875

		Netherlands (1.0%)
		Finance
EUR	250	ABN AMRO Bank N.V.	6.375	04/27/21	384,686
	$475	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.95	11/09/22	490,616

		Total Netherlands			875,302

		New Zealand (0.2%)
		Industrials
EUR	125	Beverage Packaging Holdings Luxembourg II SA	9.50	06/15/17	169,969

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Portugal (0.5%)
		Utilities
	$425	EDP Finance BV (a)(b)	6.00%	02/02/18	$455,494

		Russia (2.2%)
		Communications
	480	Vimpel Communications Via VIP Finance Ireland Ltd., OJSC	7.748	02/02/21	550,200

		Energy
	100	Lukoil International Finance BV	2.625	06/16/15	110,500

		Finance
	230	Credit Bank of Moscow Via CBOM Finance PLC (a)(h)	8.70	11/13/18	228,850
RUB	20,600	Gazprombank OJSC Via GPB Eurobond Finance PLC	7.875	07/25/16	664,794
	$200	Russian Standard Bank Via Russian Standard Finance SA (a)	10.75	04/10/18	218,500

					1,112,144

		Industrials
	200	TMK OAO Via TMK Capital SA (a)(b)	6.75	04/03/20	197,500

		Total Russia			1,970,344

		Singapore (0.7%)
		Consumer, Non-Cyclical
	200	Global A&T Electronics Ltd. (a)	10.00	02/01/19	218,500
	200	Golden Agri-Resources Ltd.	2.50	10/04/17	180,750
	100	Olam International Ltd.	6.00	10/15/16	98,500

					497,750

		Diversified
	77	Noble Group Ltd.	0.00 (i)	06/13/14	112,690

		Total Singapore			610,440

		Spain (1.9%)
		Communications
	300	Nara Cable Funding Ltd. (a)	8.875	12/01/18	318,000

		Finance
EUR	200	CaixaBank	3.25	01/22/16	268,684
	200	Santander International Debt SAU	3.381	12/01/15	270,130

					538,814

		Industrials
	200	Ferrovial Emisiones SA	3.375	01/30/18	273,384

		Utilities
$		Iberdrola Finance Ireland Ltd. (a)	5.00	09/11/19	246,631
EUR	200	Iberdrola Finanzas SAU	4.625	04/07/17	291,057

					537,688

		Total Spain			1,667,886

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Sweden (0.3%)
		Finance
	$250	Nordea Bank AB (a)(b)	4.875%	05/13/21	$275,959

		Switzerland (0.3%)
		Finance
EUR	150	Cloverie PLC for Zurich Insurance Co. Ltd.	7.50 (f)	07/24/39	247,664

		Turkey (0.3%)
		Finance
	$300	Finansbank AS	5.50	05/11/16	315,750

		United Arab Emirates (0.1%)
		Finance
	100	Pyrus Ltd.	7.50	12/20/15	134,600

		United Kingdom (1.4%)
		Basic Materials
EUR	175	INEOS Group Holdings SA	7.875	02/15/16	234,788

		Consumer, Cyclical
GBP	100	Jaguar Land Rover Automotive PLC	8.25	03/15/20	176,965

		Finance
EUR	250	Barclays Bank PLC	6.00	01/14/21	386,143
	225	Lloyds TSB Bank PLC	6.50	03/24/20	349,658

					735,801

		Industrials
	$125	CEVA Group PLC (a)(b)	8.375	12/01/17	125,313

		Total United Kingdom			1,272,867

		United States (24.1%)
		Basic Materials
	150	American Gilsonite Co. (a)	11.50	09/01/17	160,125
	200	Prince Mineral Holding Corp. (a)	11.50	12/15/19	224,000
	250	Taminco Corp. (a)(j)	9.125	12/15/17	257,500
	83	United States Steel Corp.	4.00	05/15/14	85,438

					727,063

		Communications
	265	CCO Holdings LLC/CCO Holdings Capital Corp.	6.50	04/30/21	288,850
	200	CSC Holdings LLC (b)	8.625	02/15/19	244,500
	450	DISH DBS Corp. (a)	5.125	05/01/20	447,750
	250	GXS Worldwide, Inc.	9.75	06/15/15	258,750
	350	Harron Communications LP/Harron Finance Corp. (a)	9.125	04/01/20	398,562
	250	inVentiv Health, Inc. (a)(b)	9.00	01/15/18	265,000

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$122	Priceline.com, Inc. (b)	1.00%	03/15/18	$139,385

				2,042,797

	Consumer, Cyclical
200	American Airlines 2013-1 Class A Pass-Through Trust (a)	4.00	07/15/25	200,750
250	Ameristar Casinos, Inc.	7.50	04/15/21	280,000
275	Caesars Entertainment Operating Co., Inc.	8.50	02/15/20	266,234
200	Caesars Entertainment Operating Co., Inc.	10.00	12/15/18	124,000
400	CCM Merger, Inc. (a)	9.125	05/01/19	423,000
250	Chrysler Group LLC/CG Co-Issuer, Inc. (b)	8.00	06/15/19	281,250
190	Dana Holding Corp.	6.50	02/15/19	206,388
200	Exide Technologies (b)	8.625	02/01/18	135,750
300	HD Supply, Inc. (a)(b)	7.50	07/15/20	325,500
52	Iconix Brand Group, Inc.	2.50	06/01/16	60,255
241	INTCOMEX, Inc.	13.25	12/15/14	244,615
86	International Game Technology (b)	3.25	05/01/14	93,310
400	Logan’s Roadhouse, Inc.	10.75	10/15/17	383,500
200	MGM Resorts International	7.75	03/15/22	229,500
3,904	Resort at Summerlin LP, Series B (j)(k)(l)(m)(n)	13.00	12/15/07	0
400	RSI Home Products, Inc. (a)	6.875	03/01/18	419,500
250	Scientific Games International, Inc. (b)	9.25	06/15/19	276,875
100	US Airways 2013-1 Class A Pass-Through Trust, Class A	3.95	11/15/25	100,500
200	VWR Funding, Inc. (a)	7.25	09/15/17	214,000

				4,264,927

	Consumer, Non-Cyclical
100	Albea Beauty Holdings SA (a)(b)	8.375	11/01/19	108,000
545	Armored Autogroup, Inc.	9.25	11/01/18	526,606
41	Endo Health Solutions, Inc.	1.75	04/15/15	55,401
200	Jaguar Holding Co., I (a)(j)	9.375	10/15/17	216,000
106	Jarden Corp. (a)(b)	1.875	09/15/18	125,080
480	Kindred Healthcare, Inc. (b)	8.25	06/01/19	496,200
44	Salix Pharmaceuticals Ltd.	1.50	03/15/19	47,850
300	ServiceMaster Co. (b)	8.00	02/15/20	324,375
65	Smithfield Foods, Inc.	4.00	06/30/13	73,450
200	Smithfield Foods, Inc.	6.625	08/15/22	222,500
140	Verisk Analytics, Inc. (b)	5.80	05/01/21	163,882
78	Vertex Pharmaceuticals, Inc.	3.35	10/01/15	123,338
118	WellPoint, Inc. (a)	2.75	10/15/42	141,305

				2,623,987

	Energy
150	Continental Resources, Inc. (a)	4.50	04/15/23	160,125
150	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (a)	7.75	04/01/19	157,500

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$197	Denbury Resources, Inc. (b)	8.25%	02/15/20	$224,580

					542,205

		Finance
	123	Affiliated Managers Group, Inc.	3.95	08/15/38	154,826
	104	Annaly Capital Management, Inc. (b)	5.00	05/15/15	108,095
	99	Ares Capital Corp.	5.75	02/01/16	108,467
	250	DPL, Inc. (b)	7.25	10/15/21	267,500
NZD	455	General Electric Capital Corp., Series G	4.25	01/17/18	390,791
	$150	Genworth Financial, Inc.	7.20	02/15/21	181,383
	455	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	523,674
	435	HSBC Finance Corp.	6.676	01/15/21	527,190
	350	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	7.375	04/01/20	365,750
	250	Kennedy-Wilson, Inc. (a)	8.75	04/01/19	275,938
	200	Merrill Lynch & Co., Inc.	6.11	01/29/37	228,297
	125	Nationwide Financial Services, Inc. (a)	5.375	03/25/21	141,270
	275	Nuveen Investments, Inc. (a)	9.125	10/15/17	294,937
	395	Prudential Financial, Inc.	5.625(f)	06/15/43	415,737
	75	Santander Holdings USA, Inc.	3.00	09/24/15	77,658
	225	SLM Corp., MTN	8.00	03/25/20	260,951

					4,322,464

		Industrials
	200	Atkore International, Inc.	9.875	01/01/18	221,250
	250	Cequel Communications Holdings I LLC/Cequel Capital Corp. (a)(b)	6.375	09/15/20	267,500
	300	Consolidated Container Co., LLC/Consolidated Container Capital, Inc. (a)	10.125	07/15/20	334,500
	200	Dycom Investments, Inc.	7.125	01/15/21	217,500
EUR	375	GE Capital Trust II	5.50 (f)	09/15/67	520,648
	$116	General Cable Corp. (o)	4.50	11/15/29	141,593
	400	Heckmann Corp. (b)	9.875	04/15/18	434,000
	200	Kratos Defense & Security Solutions, Inc. (b)	10.00	06/01/17	221,500
	650	Marquette Transportation Co./Marquette Transportation Finance Corp. (b)	10.875	01/15/17	705,250
	200	Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc.	8.875	11/01/17	211,250
	50	Pretium Packaging LLC/Pretium Finance, Inc.	11.50	04/01/16	54,500
	100	Sealed Air Corp. (a)	8.125	09/15/19	115,000
	300	Sequa Corp. (a)	7.00	12/15/17	306,000
	400	Tekni-Plex, Inc. (a)(b)	9.75	06/01/19	446,000
	79	Trinity Industries, Inc.	3.875	06/01/36	94,158
	250	Zachry Holdings, Inc. (a)	7.50	02/01/20	268,125

					4,558,774

		Technology
	260	CDW LLC/CDW Finance Corp.	8.50	04/01/19	292,825

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$200	First Data Corp. (a)	11.25%	01/15/21	$210,000
	150	iGate Corp. (b)	9.00	05/01/16	164,250
	300	Infor US, Inc.	9.375	04/01/19	343,500
	112	Intel Corp. (b)	2.95	12/15/35	125,230
	123	Lam Research Corp. (b)	1.25	05/15/18	140,835
	134	Micron Technology, Inc., Series A	1.50	08/01/31	151,922
	41	Nuance Communications, Inc. (b)	2.75	11/01/31	43,024
	75	SanDisk Corp.	1.50	08/15/17	94,688

					1,566,274

		Utilities
	250	AES Corp.	7.375	07/01/21	298,750
	200	CMS Energy Corp.	5.05	03/15/22	234,824
	325	Puget Energy, Inc.	6.50	12/15/20	380,717

					914,291

		Total United States			21,562,782

		Total Corporate Bonds (Cost $41,523,596)			40,324,463

		Sovereign (34.0%)
		Brazil (2.1%)
BRL	3,450	Brazilian Government International Bond	8.50	01/05/24	1,927,827

		Canada (1.5%)
CAD	1,190	Canadian Government Bond	3.25	06/01/21	1,339,635

		Germany (3.4%)
EUR	1,600	Bundesrepublik Deutschland	4.25	07/04/39	3,049,107

		Indonesia (1.7%)
	$400	Majapahit Holding BV	7.75	01/20/20	501,000
	352	Pertamina Persero PT (a)(b)	4.875	05/03/22	375,338
	600	Perusahaan Listrik Negara PT	5.50	11/22/21	669,000

		Total Indonesia			1,545,338

		Ireland (1.0%)
EUR	660	Ireland Government Bond	3.90	03/20/23	902,777

		Italy (4.2%)
	330	Italy Buoni Poliennali Del Tesoro	3.50	11/01/17	451,143
	1,300	Italy Buoni Poliennali Del Tesoro	4.00	09/01/20	1,793,528
	1,000	Italy Buoni Poliennali Del Tesoro	5.50	11/01/22	1,490,459

		Total Italy			3,735,130

		Kazakhstan (1.7%)
	$750	KazMunaiGaz Finance Sub BV	6.375	04/09/21	883,125
	450	KazMunayGas National Co. JSC (a)	5.75	04/30/43	459,000
	140	KazMunayGas National Co. JSC (a)	6.375	04/09/21	164,850

		Total Kazakhstan			1,506,975

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Korea, Republic of (0.3%)
	$200	Korea Finance Corp.	4.625%	11/16/21	$227,324

		Mexico (3.7%)
MXN	14,500	Mexican Bonos	5.00	06/15/17	1,236,500
	11,500	Mexican Bonos	7.50	06/03/27	1,211,226
	$750	Petroleos Mexicanos (b)	4.875	01/24/22	855,000

		Total Mexico			3,302,726

		New Zealand (0.5%)
NZD	450	New Zealand Government Bond	6.00	05/15/21	467,999

		Norway (0.8%)
NOK	3,500	Norway Government Bond	4.25	05/19/17	679,139

		Peru (0.5%)
PEN	900	Peruvian Government International Bond, (Units) (p)	8.20	08/12/26	474,671

		Poland (2.1%)
PLN	4,980	Poland Government Bond	5.75	10/25/21	1,882,561

		Portugal (1.0%)
EUR	670	Portugal Obrigacoes do Tesouro OT	3.35	10/15/15	881,033

		Russia (2.7%)
RUB	36,000	Russian Federal Bond – OFZ	8.15	02/03/27	1,311,225
	$1,000	Vnesheconombank Via VEB Finance PLC (a)	6.025	07/05/22	1,138,750

		Total Russia			2,449,975

		South Africa (0.9%)
ZAR	6,500	South Africa Government Bond	7.75	02/28/23	803,395

		Spain (1.3%)
EUR	450	Spain Government Bond	5.85	01/31/22	674,991
	$500	Spain Government International Bond (a)	4.00	03/06/18	511,750

		Total Spain			1,186,741

		Turkey (1.1%)
TRY	1,480	Turkey Government Bond	10.50	01/15/20	1,028,632

		Ukraine (0.7%)
	$630	Ukraine Government International Bond (a)(b)	7.50	04/17/23	611,100

		United Kingdom (1.9%)
GBP	895	United Kingdom Gilt	4.25	09/07/39	1,719,998

		Venezuela (0.9%)
	$800	Petroleos de Venezuela SA	8.50	11/02/17	776,000

		Total Sovereign (Cost $28,920,504)			30,498,083

		Agency Fixed Rate Mortgages (0.4%)
	4	Federal Home Loan Mortgage Corporation, Gold Pools	6.50	02/01/29 – 10/01/32	3,691

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Federal National Mortgage Association,
	Conventional Pools:
$146		6.50%	05/01/28 – 09/01/32	$168,467
10		7.00	08/01/29 – 11/01/32	10,949
	Government National Mortgage Association,
	Various Pools:
28		7.50	07/20/25	32,199
132		8.00	01/15/22 – 05/15/30	148,067

	Total Agency Fixed Rate Mortgages (Cost $325,675)			363,373

	Asset-Backed Security (0.5%)
412	GSAA Home Equity Trust (Cost $401,381)	4.537(f)	06/25/34	438,960

	Mortgages – Other (14.5%)
	Alternative Loan Trust
325		5.50	11/25/35	292,479
86		5.50	02/25/36	71,041
318		6.00	04/25/36	258,667
174		6.00	05/25/36	140,747
253		6.00	12/25/36	195,079
127		6.00	01/25/37	97,171
575		6.00	07/25/37	518,815
	PAC
50		5.50	02/25/36	40,793
461		5.50	04/25/37	374,592
160		6.00	04/25/36	129,166
352	American Home Mortgage Investment Trust (a)	6.10	01/25/37	242,916
	Banc of America Alternative Loan Trust
600		5.913(f)	10/25/36	485,051
732		6.226	10/25/36	603,231
187	Banc of America Funding Trust	6.00	07/25/37	155,391
	Chase Mortgage Finance Trust
504		6.00	10/25/36	466,272
474		6.00	11/25/36	410,909
405	CHL Mortgage Pass-Through Trust	0.50 (f)	04/25/46	95,145
1,216	CSMC Mortgage-Backed Trust	5.837(f)	04/25/37	776,299
	First Horizon Alternative Mortgage Securities Trust
123		6.00	08/25/36	107,150
225		6.25	08/25/36	196,865
259	GSMSC Pass-Through Trust (a)	7.50 (f)	09/25/36	233,418
	GSR Mortgage Loan Trust
87		2.804(f)	05/25/35	80,231
200		2.925(f)	10/25/35	181,512
570	IndyMac INDX Mortgage Loan Trust	5.09 (f)	12/25/35	520,035

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	JP Morgan Alternative Loan Trust
$629		6.00%	12/25/35	$572,700
119		6.00	12/25/35	108,408
669		6.00	08/25/36	630,719
	Lehman Mortgage Trust
142		5.50	11/25/35	144,597
372		5.50	02/25/36	379,463
637		6.50	09/25/37	551,931
281	Luminent Mortgage Trust	0.37 (f)	10/25/46	80,655
315	Opteum Mortgage Acceptance Corp. Trust	0.50 (f)	04/25/36	259,887
	RALI Trust
284		0.70 (f)	03/25/35	193,366
307		6.00	04/25/36	261,346
445		6.00	08/25/36	362,421
130		6.00	01/25/37	102,940
168	PAC	6.00	04/25/36	143,460
498	STARM Mortgage Loan Trust	5.683(f)	10/25/37	469,758
	Washington Mutual Mortgage Pass-Through Certificates
944		0.46 (f)	12/25/35	736,525
1,071		0.938(f)	04/25/47	736,243
748		1.017(f)	05/25/47	573,163

	Total Mortgages – Other (Cost $11,805,985)			12,980,557

	Commercial Mortgage-Backed Security (0.5%)
400	GS Mortgage Securities Corp. II (Cost $400,000) (a)	3.80 (f)	11/08/29	403,317

	Collateralized Mortgage Obligation – Agency Collateral Series (0.5%)
2,017	Federal National Mortgage Association, IO REMIC (Cost $366,646)	6.35 (f)	08/25/41	464,547

NUMBER OF SHARES
	Common Stocks (0.0%) (d)
	Diversified Telecommunication Services
6,574	ORBCOMM, Inc. (b)(q)			31,095

	Electric Utilities
102	PNM Resources, Inc. (b)(n)			2,449

	Wireless Telecommunication Services
720	USA Mobility, Inc. (b)			9,770

	Total Common Stocks (Cost $2,864)			43,314

	Convertible Preferred Stocks (0.9%)
	Aerospace & Defense
2,550	United Technologies Corp. (Units) (p)			150,807

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

NUMBER OF SHARES			VALUE
	Commercial Banks
103	Wells Fargo & Co., Series L		$135,934

	Diversified Financial Services
114	Bank of America Corp., Series L		141,894

	Electric Utilities
2,350	NextEra Energy, Inc.		143,467
2,150	PPL Corp.		122,550

			266,017

	Oil, Gas & Consumable Fuels
2,938	Apache Corp., Series D		124,336

	Total Convertible Preferred Stocks (Cost $769,107)		818,988

	Short-Term Investments (15.5%)
	Securities held as Collateral on Loaned Securities (12.0%)
	Investment Company (8.7%)
7,745	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $7,745,286)		7,745,286

PRINCIPAL AMOUNT (000)
	Repurchase Agreement (3.3%)
$2,977	Barclays Capital, Inc. (0.15%, dated 04/30/13, due 05/01/13; proceeds $2,976,560; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.00% due 03/31/17; valued at $3,036,078) (Cost $2,976,547)		2,976,547

	Total Securities held as Collateral on Loaned Securities (Cost $10,721,833)		10,721,833

NUMBER OF SHARES (000)
	Investment Company (3.5%)
3,155	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $3,155,240)		3,155,240

	Total Short-Term Investments (Cost $13,877,073)		13,877,073

	Total Investments (Cost $98,392,831) (r)	111.9%	100,212,675
	Liabilities in Excess of Other Assets	(11.9)	(10,632,067)

	Net Assets	100.0%	$89,580,608

IO	Interest Only.
MTN	Medium Term Note.
OJSC	Open Joint Stock Company.
PAC	Planned Amortization Class.
PJSC	Public Joint Stock Company.
REMIC	Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

(a)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	All or a portion of this security was on loan at April 30, 2013.
(c)	Security trades on the Hong Kong Exchange.
(d)	Amount is less than 0.05%.
(e)	Par less than $500.
(f)	Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on April 30, 2013.
(g)	Perpetual – Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at April 30, 2013.
(h)	When-issued security.
(i)	Capital appreciation bond.
(j)	Payment-in-kind security.
(k)	Issuer in bankruptcy.
(l)	Bond in default.
(m)	At April 30, 2013, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(n)	Acquired through exchange offer.
(o)	Step Bond – Coupon rate decreases in increments to maturity. Rate disclosed is as of April 30, 2013. Maturity date disclosed is the ultimate maturity date.
(p)	Consists of one or more classes of securities traded together as a unit.
(q)	Non-income producing security.
(r)	Securities are available for collateral in connection with the purchase of a when-issued security, open foreign currency forward exchange contracts, futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

Foreign Currency Forward Exchange Contracts Open at April 30, 2013:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International	PLN	3,862,025		$1,183,026	05/02/13	$(39,192)

Goldman Sachs International		$647,412	MXN	8,009,059	05/02/13	12,187

Goldman Sachs International		$1,012,236	SEK	6,574,976	05/02/13	2,257

Goldman Sachs International		$3,413	SGD	4,233	05/02/13	23

HSBC Bank PLC	JPY	303,065,455		$3,118,246	05/02/13	9,404

HSBC Bank PLC	NZD	832,835		$696,069	05/02/13	(17,795)

HSBC Bank PLC	SGD	4,233		$3,409	05/02/13	(28)

HSBC Bank PLC		$839,884	AUD	811,371	05/02/13	1,264

HSBC Bank PLC		$2,245,870	EUR	1,718,270	05/02/13	17,006

HSBC Bank PLC	ZAR	3,956,382		$428,402	05/02/13	(12,494)

JPMorgan Chase Bank	CAD	250,331		$246,118	05/02/13	(2,356)

JPMorgan Chase Bank	COP	900,000,000		$489,716	05/02/13	(3,412)

JPMorgan Chase Bank	GBP	11,465		$17,556	05/02/13	(253)

JPMorgan Chase Bank	KRW	202,119,001		$176,569	05/02/13	(6,958)

JPMorgan Chase Bank		$720,146	CHF	675,000	05/02/13	5,817

JPMorgan Chase Bank		$492,129	COP	900,000,000	05/02/13	999

JPMorgan Chase Bank		$13,636	EUR	10,500	05/02/13	192

JPMorgan Chase Bank		$448,219	EUR	343,981	05/02/13	4,787

JPMorgan Chase Bank		$307,560	GBP	199,894	05/02/13	2,946

JPMorgan Chase Bank		$182,401	KRW	202,119,001	05/02/13	1,126

JPMorgan Chase Bank		$707,813	NZD	828,400	05/02/13	2,250

JPMorgan Chase Bank		$203,682	TRY	365,000	05/02/13	(84)

State Street Bank London		$488,136	COP	900,000,000	05/02/13	4,992

UBS AG	AUD	170,000		$177,308	05/02/13	1,069

UBS AG	CAD	234,601		$231,821	05/02/13	(1,039)

UBS AG	CZK	1,958,056		$97,338	05/02/13	(2,629)

UBS AG	EUR	339,311		$443,758	05/02/13	(3,098)

UBS AG	EUR	343,828		$441,481	05/02/13	(11,323)

UBS AG	EUR	506,116		$649,134	05/02/13	(17,395)

UBS AG	JPY	44,339,778		$447,185	05/02/13	(7,651)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

Foreign Currency Forward Exchange Contracts Open at April 30, 2013 (continued):

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)

UBS AG	KRW	429,238,186		$385,978	05/02/13	$(3,778)

UBS AG	KRW	928,624,985		$838,034	05/02/13	(5,174)

UBS AG	KRW	297,267,798		$265,738	05/02/13	(4,186)

UBS AG	MXN	8,009,059		$659,200	05/02/13	(400)

UBS AG	SEK	6,574,976		$1,004,293	05/02/13	(10,199)

UBS AG	THB	45,983,186		$1,574,228	05/02/13	7,509

UBS AG	TRY	645,000		$355,000	05/02/13	(4,782)

UBS AG		$948,311	AUD	902,603	05/02/13	(12,582)

UBS AG		$97,556	CZK	1,960,299	05/02/13	2,526

UBS AG		$633,389	EUR	483,688	05/02/13	3,604

UBS AG		$1,586,435	GBP	1,045,923	05/02/13	38,249

UBS AG		$1,220,752	JPY	121,574,184	05/02/13	26,355

UBS AG		$831,878	KRW	928,624,985	05/02/13	11,330

UBS AG		$387,364	KRW	429,238,186	05/02/13	2,392

UBS AG		$268,268	KRW	297,267,798	05/02/13	1,656

UBS AG		$1,211,218	NOK	7,097,738	05/02/13	19,639

UBS AG		$442,306	NOK	2,543,794	05/02/13	(1,173)

UBS AG		$443,433	NOK	2,540,161	05/02/13	(2,930)

UBS AG		$3,800	NZD	4,435	05/02/13	2

UBS AG		$1,221,746	PLN	3,862,025	05/02/13	472

UBS AG		$1,131,060	THB	33,200,000	05/02/13	116

UBS AG		$202,887	TRY	363,261	05/02/13	(259)

UBS AG		$28,117	ZAR	251,875	05/02/13	(49)

UBS AG		$594,433	ZAR	5,337,831	05/02/13	411

UBS AG	ZAR	1,633,324		$176,149	05/02/13	(5,867)

Wells Fargo Bank	AUD	1,543,974		$1,604,451	05/02/13	3,813

Wells Fargo Bank	CHF	675,000		$708,922	05/02/13	(17,041)

Wells Fargo Bank	EUR	1,367,184		$1,776,868	05/02/13	(23,646)

Wells Fargo Bank	GBP	1,234,352		$1,916,949	05/02/13	(432)

Wells Fargo Bank	NOK	12,181,693		$2,095,415	05/02/13	(17,079)

Wells Fargo Bank		$477,450	CAD	484,932	05/02/13	3,885

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

Foreign Currency Forward Exchange Contracts Open at April 30, 2013 (continued):

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)

Wells Fargo Bank		$2,397,836	JPY	225,831,049	05/02/13	$(81,263)

Wells Fargo Bank		$443,360	THB	12,783,186	05/02/13	(7,817)

JPMorgan Chase Bank	BRL	637,381		$318,420	05/03/13	(151)

JPMorgan Chase Bank	COP	810,467,120		$442,187	05/03/13	(1,884)

JPMorgan Chase Bank	COP	810,467,120		$442,187	05/03/13	(1,884)

JPMorgan Chase Bank	COP	1,765,467,120		$966,939	05/03/13	(395)

JPMorgan Chase Bank	MYR	571,336		$188,473	05/03/13	688

JPMorgan Chase Bank		$321,180	BRL	637,381	05/03/13	(2,609)

JPMorgan Chase Bank		$443,171	COP	810,467,120	05/03/13	900

JPMorgan Chase Bank		$443,890	COP	810,467,120	05/03/13	181

JPMorgan Chase Bank		$960,537	COP	1,765,467,120	05/03/13	6,797

JPMorgan Chase Bank		$186,778	MYR	571,336	05/03/13	1,007

UBS AG	BRL	106,482		$52,818	05/03/13	(403)

UBS AG	BRL	536,240		$264,536	05/03/13	(3,484)

UBS AG	COP	955,000,000		$520,153	05/03/13	(3,111)

UBS AG	MYR	571,336		$187,952	05/03/13	167

UBS AG		$53,196	BRL	106,482	05/03/13	25

UBS AG		$267,892	BRL	536,240	05/03/13	127

UBS AG		$522,203	COP	955,000,000	05/03/13	1,060

UBS AG		$523,050	COP	955,000,000	05/03/13	213

UBS AG		$188,473	MYR	571,336	05/03/13	(688)

Deutsche Bank AG	RUB	13,100,000		$413,120	05/06/13	(7,638)

Deutsche Bank AG		$422,229	RUB	13,100,000	05/06/13	(1,471)

JPMorgan Chase Bank	RUB	13,000,000		$409,965	05/06/13	(7,581)

JPMorgan Chase Bank		$419,006	RUB	13,000,000	05/06/13	(1,460)

UBS AG	RUB	14,891,964		$477,119	05/06/13	(1,195)

UBS AG	RUB	40,991,964		$1,321,222	05/06/13	4,602

UBS AG		$1,311,114	RUB	40,991,964	05/06/13	5,506

UBS AG		$479,986	RUB	14,891,964	05/06/13	(1,672)

HSBC Bank PLC		$448,902	NOK	2,642,756	05/31/13	8,902

UBS AG	NZD	4,435		$3,792	05/31/13	(2)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

Foreign Currency Forward Exchange Contracts Open at April 30, 2013 (continued):

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)

UBS AG	PLN	3,862,025		$1,219,047	05/31/13	$(911)

UBS AG		$385,610	KRW	429,238,186	05/31/13	3,746

UBS AG		$187,693	MYR	571,336	05/31/13	(297)

UBS AG		$475,216	RUB	14,891,964	05/31/13	1,114

UBS AG+		$1,003,665	SEK	6,574,976	05/31/13	10,199

UBS AG		$1,571,806	THB	45,983,186	05/31/13	(7,639)

Wells Fargo Bank		$2,093,100	NOK	12,181,693	05/31/13	17,136

HSBC Bank PLC	AUD	811,371		$837,814	06/04/13	(1,245)

HSBC Bank PLC	EUR	1,718,270		$2,246,337	06/04/13	(17,001)

HSBC Bank PLC		$3,118,727	JPY	303,065,455	06/04/13	(9,403)

JPMorgan Chase Bank	CHF	675,000		$720,367	06/04/13	(5,814)

State Street Bank London	THB	12,100,000		$411,705	06/04/13	205

UBS AG		$231,645	CAD	234,601	06/04/13	1,040

UBS AG		$657,355	MXN	8,009,059	06/04/13	498

UBS AG	ZAR	5,337,831		$591,797	06/04/13	(483)

Wells Fargo Bank		$1,916,531	GBP	1,234,352	06/04/13	431

Net Unrealized Depreciation						$(149,963)

Futures Contracts Open at April 30, 2013:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
84	Long	U.S. Treasury 5 yr. Note, Jun-13	$10,469,813	$58,019
23	Long	U.S. Treasury Ultra Long Bond, Jun-13	3,779,906	77,417
11	Long	U.S. Treasury 2 yr. Note, Jun-13	2,426,875	1,893
15	Long	U.S. Treasury 30 yr. Bond, Jun-13	2,225,625	63,877
5	Long	Australian 10yr. Bond, Jun-13	647,517	2,023
3	Long	UK Long Gilt Bond, Jun-13	559,415	4,149
38	Short	U.S. Treasury 10 yr. Note, Jun-13	(5,067,656)	(54,193)

		Net Unrealized Appreciation		$153,185

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

Credit Default Swap Agreements Open at April 30, 2013:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION† (unaudited)
Barclays Bank

Alcoa, Inc.	Buy	$400	1.00%	6/20/18	$(6,532)	$35,933	$29,401	BBB-

Barclays Bank

Devon Energy Corporation	Buy	450	1.00	6/20/18	(3,056)	7,097	4,041	BBB+

Barclays Bank

Transocean, Inc.	Buy	450	1.00	6/20/18	(8,176)	19,465	11,289	BBB-

JPMorgan Chase

CDX.NA.IG.20	Sell	2,000	1.00	6/20/18	15,680	11,046	26,726	NR

JPMorgan Chase

Kohl’s Corporation	Buy	475	1.00	6/20/18	(10,588)	26,996	16,408	BBB+

Total Credit Default Swaps		$3,775			$(12,672)	$100,537	$87,865

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments■April 30, 2013 (unaudited)  continued

Interest Rate Swap Agreements Open at April 30, 2013:

SWAP COUNTERPARTY		NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America		$1,480	3 Month LIBOR	Receive	2.04%	02/13/23	$(36,402)

Barclays Bank	NZD	11,590	3 Month NZBBR	Pay	3.51	03/04/16	23,228

Barclays Capital		$1,860	3 Month LIBOR	Receive	0.81	09/24/17	(9,371)

Credit Suisse		2,780	3 Month LIBOR	Receive	0.82	09/13/17	(15,988)

Deutsche Bank		1,085	3 Month LIBOR	Receive	2.80	05/01/43	2,667

Goldman Sachs International		4,587	3 Month LIBOR	Receive	0.82	07/24/17	(38,957)

Goldman Sachs International	CAD	4,680	3 Month CDOR	Receive	1.66	04/04/18	(22,224)

Goldman Sachs International	AUD	4,640	6 Month AUD-LIBOR	Pay	3.56	04/05/18	70,811

Goldman Sachs International		$1,960	3 Month LIBOR	Receive	2.09	02/15/23	(57,443)

Royal Bank of Canada		2,080	3 Month LIBOR	Receive	2.06	02/06/23	(55,803)

Net Unrealized Depreciation							$(139,482)

CDOR	Canadian Dealer Offered Rate.
LIBOR	London Interbank Offered Rate.
NZBBR	New Zealand Bank Bill Rate.
NR	Not Rated.
†	Credit rating as issued by Standard & Poor’s.

Currency Abbreviations:
AUD	Australian Dollar.
BRL	Brazilian Real.
CAD	Canadian Dollar.
CHF	Swiss Franc.
CLP	Chilean Peso.
CNY	Chinese Yuan Renminbi.
COP	Colombian Peso.
CZK	Czech Koruna.
DKK	Danish Krone.
EUR	Euro.
GBP	British Pound.
JPY	Japanese Yen.
KRW	South Korean Won.
MXN	Mexican New Peso.
MYR	Malaysian Ringgit.
NOK	Norwegian Krone.
NZD	New Zealand Dollar.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RUB	Russian Ruble.
SEK	Swedish Krona.
SGD	Singapore Dollar.
THB	Thai Baht.
TRY	Turkish Lira.
ZAR	South African Rand.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements

Statement of Assets and Liabilities

April 30, 2013 (unaudited)

Assets:
Investments in securities, at value (cost $87,492,305) (including $10,520,159 for securities loaned)	$89,312,149
Investment in affiliate, at value (cost $10,900,526 )	10,900,526

Total investments in securities, at value (cost $98,392,831)	100,212,675
Unrealized appreciation on open swap agreements	112,386
Unrealized appreciation on open foreign currency forward exchange contracts	252,822
Cash (including foreign currency valued at $23,372 with a cost of $22,947)	416,828
Receivable for:
Investments sold	2,360,924
Interest	1,221,661
Variation margin	145,691
Premium paid on open swap agreements	100,537
Foreign withholding taxes reclaimed	21,553
Shares of beneficial interest sold	12,707
Dividends	6,963
Dividends from affiliate	317
Prepaid expenses and other assets	11,827

Total Assets	104,876,891

Liabilities:
Collateral on securities loaned, at value	10,721,833
Unrealized depreciation on open swap agreements	264,540
Unrealized depreciation on open foreign currency forward exchange contracts	402,785
Payable for:
Investments purchased	3,377,062
Shares of beneficial interest redeemed	238,048
Transfer agent fee	44,283
Dividends to shareholders	30,367
Advisory fee	25,298
Distribution fee	22,555
Administration fee	6,411
Accrued expenses and other payables	163,101

Total Liabilities	15,296,283

Net Assets	$89,580,608

Composition of Net Assets:
Paid-in-capital	$193,666,138
Net unrealized appreciation	1,675,214
Accumulated undistributed net investment income	172,857
Accumulated net realized loss	(105,933,601)

Net Assets	$89,580,608

Class A Shares:
Net Assets	$76,124,177
Shares Outstanding (unlimited shares authorized, $0.01 par value)	13,010,791
Net Asset Value Per Share	$5.85

Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$6.11

Class B Shares:
Net Assets	$2,948,629
Shares Outstanding (unlimited shares authorized, $0.01 par value)	501,665
Net Asset Value Per Share	$5.88

Class L Shares: @@
Net Assets	$6,922,379
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,183,230
Net Asset Value Per Share	$5.85

Class I Shares:
Net Assets	$3,585,423
Shares Outstanding (unlimited shares authorized, $0.01 par value)	607,269
Net Asset Value Per Share	$5.90

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements  continued

Statement of Operations

For the six months ended April 30, 2013 (unaudited)

Net Investment Income:

Income
Interest	$2,414,356
Dividends	28,674
Income from securities loaned – net	19,313
Dividends from affiliate (Note 6)	1,608

Total Income	2,463,951

Expenses
Advisory fee (Note 4)	141,946
Distribution fee (Class A shares) (Note 5)	94,744
Distribution fee (Class B shares) (Note 5)	16,108
Distribution fee (Class L shares) (Note 5) @@	24,074
Professional fees	58,265
Transfer agent fees and expenses	50,690
Administration fee (Note 4)	35,486
Registration fees	32,189
Custodian fees	28,288
Shareholder reports and notices	25,690
Trustees’ fees and expenses	3,659
Other	25,806

Total Expenses	536,945
Less: expense offset (Note 10)	(3)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,593)

Net Expenses	535,349

Net Investment Income	1,928,602

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	2,176,696
Futures contracts	(15,194)
Swap agreements	7,298
Foreign currency forward exchange contracts	(970,959)
Foreign currency translation	(107,490)

Net Realized Gain	1,090,351

Change in Unrealized Appreciation (Depreciation) on:
Investments	1,231,006
Futures contracts	201,646
Swap agreements	(125,431)
Foreign currency forward exchange contracts	(103,139)
Foreign currency translation	(2,339)

Net Change in Unrealized Appreciation (Depreciation)	1,201,743

Net Gain	2,292,094

Net Increase	$4,220,696

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED APRIL 30, 2013	FOR THE YEAR ENDED OCTOBER 31, 2012
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$1,928,602	$4,207,152
Net realized gain	1,090,351	4,140,736
Net change in unrealized appreciation (depreciation)	1,201,743	2,216,638

Net Increase	4,220,696	10,564,526

Dividends to Shareholders from Net Investment Income:
Class A shares	(1,637,549)	(4,204,835)
Class B shares	(65,816)	(260,034)
Class L shares @@	(128,477)	(313,468)
Class I shares	(58,236)	(55,419)

Total Dividends	(1,890,078)	(4,833,756)

Net decrease from transactions in shares of beneficial interest	(3,365,075)	(6,609,148)

Net Decrease	(1,034,457)	(878,378)

Net Assets:
Beginning of period	90,615,065	91,493,443

End of Period
(Including accumulated undistributed net investment income of $172,857 and $134,333, respectively)	$89,580,608	$90,615,065

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Global Fixed Income Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s primary investment objective is to seek a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares and most Class B shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months and six years, respectively. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class L shares incur distribution expenses.

On February 25, 2013, Class C shares were renamed Class L shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Board of Trustees (the “Trustees”). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Limited (the “Sub-Adviser”), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) futures are valued a the latest prices published by the commodities exchange on which they trade; (6) swaps are marked-to-market daily upon quotations from market marker; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair market value as determined by the Adviser; and (9) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

—	investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period and exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company (“State Street”), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at April 30, 2013, were $10,520,159 and $10,721,833, respectively. The Fund received cash collateral of which $10,721,833 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund’s commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2013.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$40,324,463	$ —†	$40,324,463
Sovereign	—	30,498,083	—	30,498,083
Agency Fixed Rate Mortgages	—	363,373	—	363,373
Asset-Backed Security	—	438,960	—	438,960
Mortgages – Other	—	12,980,557	—	12,980,557
Commercial Mortgage-Backed Security	—	403,317	—	403,317
Collateralized Mortgage Obligation – Agency Collateral Series	—	464,547	—	464,547
Total Fixed Income Securities	—	85,473,300	—†	85,473,300
Common Stocks
Diversified Telecommunication Services	31,095	—	—	31,095
Electric Utilities	2,449	—	—	2,449
Wireless Telecommunication Services	9,770	—	—	9,770
Total Common Stocks	43,314	—	—	43,314
Convertible Preferred Stocks	818,988	—	—	818,988
Short-Term Investments
Repurchase Agreement	—	2,976,547	—	2,976,547
Investment Company	10,900,526	—	—	10,900,526
Total Short-Term Investments	10,900,526	2,976,547	—	13,877,073
Foreign Currency Forward Exchange Contracts	—	252,822	—	252,822
Futures Contracts	207,378	—	—	207,378
Credit Default Swap Agreements	—	15,680	—	15,680
Interest Rate Swap Agreements	—	96,706	—	96,706
Total Assets	11,970,206	88,815,055	—†	100,785,261
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(402,785)	—	(402,785)
Futures Contracts	(54,193)	—	—	(54,193)
Credit Default Swap Agreements	—	(28,352)	—	(28,352)
Interest Rate Swap Agreements	—	(236,188)	—	(236,188)
Total Liabilities	(54,193)	(667,325)	—	(721,518)
Total	$11,916,013	$88,147,730	$ —†	$100,063,743
†	Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2013, the Fund did not have any investments transfer between investment levels.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

CORPORATE BOND
Beginning Balance	$ —†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—

Ending Balance	$ —†

Net change in unrealized appreciation/depreciation from investments still held as of April 30, 2013	$—

†	Includes one security which is valued at zero.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts    The Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract (“currency contract”) is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures    A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps    An over-the-counter (“OTC”) swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

The Fund enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

The Fund’s use of swaps during the period included those based on the credit of an underlying security commonly referred to as “credit default swaps”. Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will require the clearing and exchange-trading of many OTC swap agreements. Mandatory exchange-trading and clearing will occur on a phased-in basis.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with “Due from (to) broker” in the Statement of Assets and Liabilities.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

Upfront payments received or paid by the Fund will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall (“ASC 815”), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of April 30, 2013.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$207,378	†	Variation margin	$(54,193)†
	Unrealized appreciation on open swap agreements	96,706		Unrealized depreciation on open swap agreements	(236,188)
Credit Risk	Unrealized appreciation on open swap agreements	15,680		Unrealized depreciation on open swap agreements	(28,352)
Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	252,822		Unrealized depreciation on open foreign currency forward exchange contracts	(402,785)

		$572,586			$(721,518)

†	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2013 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FOREIGN CURRENCY FORWARD EXCHANGE	FUTURES	SWAPS
Interest Rate Risk	$—	$(15,194)	$(14,089)
Credit Risk	—	—	21,387
Foreign Currency Risk	(970,959)	—	—

Total	$(970,959)	$(15,194)	$7,298

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FOREIGN CURRENCY FORWARD EXCHANGE	FUTURES	SWAPS
Interest Rate Risk	$—	$201,646	$(115,163)
Credit Risk	—	—	(10,268)
Foreign Currency Risk	(103,139)	—	—

Total	$(103,139)	$201,646	$(125,431)

For the six months ended April 30, 2013, the average monthly original value of futures contracts was $30,459,103, the average monthly notional value of swap agreements was $42,997,705 and the average monthly principal amount of foreign currency forward exchange contracts was $47,833,498.

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.32% to the net assets of the Fund determined as of the close of each business day. For the six months ended April 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.32% of the Fund’s daily net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund’s Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of the Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; and (iii) Class L — up to 0.50% of the average daily net assets of Class L shares.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

On February 25, 2013, Class C shares were renamed Class L shares. In addition, the Board of Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund’s Class L shares from 0.85% to 0.50% of the average daily net assets of such Class, effective February 25, 2013.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,599,283 at April 30, 2013.

In the case of Class A shares and Class L shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.50% of the average daily net assets of Class A or Class L, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended April 30, 2013, the distribution fee was accrued for Class A shares and Class L shares at the annual rate of 0.25% and 0.72%, respectively.

The Distributor has informed the Fund that for the six months ended April 30, 2013, it received contingent deferred sales charges from certain redemptions of the Fund’s Class B shares of $676 and received $6,956 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended April 30, 2013, aggregated $48,301,690 and $51,077,780, respectively. Included in the aforementioned are sales of U.S. Government securities of $30,960.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2013, advisory fees paid were reduced by $1,593 relating to the Fund’s investment in the Liquidity Funds.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended April 30, 2013 is as follows:

VALUE OCTOBER 31, 2012	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE APRIL 30, 2013
$13,451,629	$33,871,984	$36,423,087	$1,608	$10,900,526

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2013, included in “Trustees’ fees and expenses” in the Statement of Operations amounted to $2,492. At April 30, 2013, the Fund had an accrued pension liability of $72,616, which is included in “Accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	225,215	$1,297,077	544,616	$2,952,349
Conversion from Class B	233,950	1,348,276	503,908	2,771,669
Reinvestment of dividends	254,451	1,465,154	695,294	3,786,370
Redeemed	(1,309,972)	(7,542,722)	(2,745,834)	(15,010,165)

Net decrease – Class A	(596,356)	(3,432,215)	(1,002,016)	(5,499,777)

CLASS B SHARES
Sold	50,251	289,642	223,698	1,235,750
Conversion to Class A	(233,139)	(1,348,276)	(502,032)	(2,771,669)
Reinvestment of dividends	10,454	60,442	43,460	236,760
Redeemed	(95,644)	(553,793)	(175,324)	(960,940)

Net decrease – Class B	(268,078)	(1,551,985)	(410,198)	(2,260,099)

CLASS L SHARES @@
Sold	98,549	566,427	156,806	850,147
Reinvestment of dividends	21,284	122,567	55,340	301,375
Redeemed	(119,627)	(688,350)	(190,115)	(1,033,731)

Net increase – Class L	206	644	22,031	117,791

CLASS I SHARES
Sold	353,444	2,053,495	194,016	1,112,418
Reinvestment of dividends	9,932	57,732	9,807	54,213
Redeemed	(85,103)	(492,746)	(23,830)	(133,694)

Net increase – Class I	278,273	1,618,481	179,993	1,032,937

Net decrease in Fund	(585,955)	$(3,365,075)	(1,210,190)	$(6,609,148)

@@	Effective February 25, 2013, Class C shares were renamed Class L shares.

The Board of Trustees approved, effective February 25, 2013, the suspension of the continuous offering of Class B shares to new and existing shareholders.

8. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in ‘‘Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2012 and 2011 was as follows:

2012 DISTRIBUTIONS PAID FROM:	2011 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$4,833,756	$5,477,274

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to losses on paydowns, swaps and foreign currency, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$166,686	$19,186,336	$(19,353,022)

At October 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$343,250	$ —

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

At April 30, 2013, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,169,452 and the aggregate gross unrealized depreciation is $4,349,608 resulting in net unrealized appreciation of $1,819,844.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At October 31, 2012, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$10,246,820	October 31, 2013
8,250,814	October 31, 2014
14,113,199	October 31, 2016
29,800,962	October 31, 2017
44,367,385	October 31, 2018

During the year ended October 31, 2012, the Fund expired capital loss carryforwards for Federal income tax purposes of $19,353,022.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2012, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $3,769,329.

9. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements ■ April 30, 2013 (unaudited)  continued

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar dominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

10. Expense Offset

The Fund has entered into an arrangement with State Street (the “Custodian”), whereby credits realized on uninvested cash balances may be used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.

11. Accounting Pronouncement

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period	$5.70		$5.35		$5.40		$5.14		$4.34		$6.10

Income (loss) from investment operations:
Net investment income(1)	0.13		0.26		0.32		0.18		0.36		0.34
Net realized and unrealized gain (loss)	0.14		0.39		(0.07)		0.44		0.84		(1.67)

Total income (loss) from investment operations	0.27		0.65		0.25		0.62		1.20		(1.33)

Less dividends from net investment income	(0.12)		(0.30)		(0.30)		(0.36)		(0.40)		(0.43)

Net asset value, end of period	$5.85		$5.70		$5.35		$5.40		$5.14		$4.34

Total Return(2)	4.85	%(6)	12.54%		4.87%		12.63%		29.68%		(23.31)%

Ratios To Average Net Assets(3):
Net expenses	1.16	%(4)(7)	1.09	%(4)	1.12	%(4)	1.44	%(4)	1.17	%(4)	1.10	%(4)
Net investment income	4.39	%(4)(7)	4.76	%(4)	6.02	%(4)	3.49	%(4)	7.72	%(4)	6.02	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$76,124		$77,573		$78,145		$83,951		$85,901		$72,985
Portfolio turnover rate	57	%(6)	131%		74%		88%		121%		65%

^	Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period	$5.72		$5.37		$5.42		$5.15		$4.35		$6.11

Income (loss) from investment operations:
Net investment income(1)	0.11		0.23		0.29		0.15		0.33		0.30
Net realized and unrealized gain (loss)	0.16		0.38		(0.07)		0.45		0.84		(1.67)

Total income (loss) from investment operations	0.27		0.61		0.22		0.60		1.17		(1.37)

Less dividends from net investment income	(0.11)		(0.26)		(0.27)		(0.33)		(0.37)		(0.39)

Net asset value, end of period	$5.88		$5.72		$5.37		$5.42		$5.15		$4.35

Total Return(2)	4.68	%(6)	11.79%		4.19%		12.11%		28.82%		(23.74)%

Ratios To Average Net Assets(3):
Net expenses	1.76	%(4)(7)	1.69	%(4)	1.72	%(4)	2.04	%(4)	1.77	%(4)	1.70	%(4)
Net investment income	3.79	%(4)(7)	4.16	%(4)	5.42	%(4)	2.89	%(4)	7.12	%(4)	5.42	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$2,949		$4,406		$6,335		$14,502		$24,119		$32,902
Portfolio turnover rate	57	%(6)	131%		74%		88%		121%		65%

^	Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class L Shares

Selected Per Share Data:
Net asset value, beginning of period	$5.70		$5.35		$5.40		$5.14		$4.34		$6.10

Income (loss) from investment operations:
Net investment income(1)	0.11		0.23		0.29		0.15		0.33		0.30
Net realized and unrealized gain (loss)	0.15		0.39		(0.07)		0.44		0.84		(1.67)

Total income (loss) from investment operations	0.26		0.62		0.22		0.59		1.17		(1.37)

Less dividends from net investment income	(0.11)		(0.27)		(0.27)		(0.33)		(0.37)		(0.39)

Net asset value, end of period	$5.85		$5.70		$5.35		$5.40		$5.14		$4.34

Total Return(2)	4.61	%(6)	11.88%		4.24%		11.96%		28.92%		(23.78)%

Ratios To Average Net Assets(3):
Net expenses	1.63	%(4)(7)	1.68	%(4)	1.71	%(4)	2.04	%(4)	1.77	%(4)	1.70	%(4)
Net investment income	3.92	%(4)(7)	4.17	%(4)	5.43	%(4)	2.89	%(4)	7.12	%(4)	5.42	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$6,922		$6,744		$6,210		$7,543		$8,028		$7,316
Portfolio turnover rate	57	%(6)	131%		74%		88%		121%		65%

^	Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31,
			2012		2011		2010^		2009^		2008^
	(unaudited)
Class I Shares

Selected Per Share Data:
Net asset value, beginning of period	$5.75		$5.39		$5.44		$5.18		$4.36		$6.12

Income (loss) from investment operations:
Net investment income(1)	0.13		0.28		0.34		0.20		0.38		0.35
Net realized and unrealized gain (loss)	0.15		0.39		(0.07)		0.43		0.85		(1.67)

Total income (loss) from investment operations	0.28		0.67		0.27		0.63		1.23		(1.32)

Less dividends from net investment income	(0.13)		(0.31)		(0.32)		(0.37)		(0.41)		(0.44)

Net asset value, end of period	$5.90		$5.75		$5.39		$5.44		$5.18		$4.36

Total Return(2)	4.94	%(6)	12.91%		5.09%		12.81%		30.33%		(23.17)%

Ratios To Average Net Assets(3):
Net expenses	0.91	%(4)(7)	0.84	%(4)	0.87	%(4)	1.19	%(4)	0.92	%(4)	0.85	%(4)
Net investment income	4.64	%(4)(7)	5.01	%(4)	6.27	%(4)	3.74	%(4)	7.97	%(4)	6.27	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$3,585		$1,892		$804		$879		$879		$4,916
Portfolio turnover rate	57	%(6)	131%		74%		88%		121%		65%

^	Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited)  continued

with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited)  continued

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6.  How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 548-7786

Monday-Friday between 8a.m. and 5p.m. (EST)

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited)  continued

•	Writing to us at the following address:

Morgan Stanley Services Company Inc.

c/o Privacy Coordinator

201 Plaza Two, 3rd Floor

Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited)  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Fixed Income Opportunities Fund

/s/ Arthur Lev

Arthur Lev

Principal Executive Officer

June 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev

Arthur Lev

Principal Executive Officer

June 19, 2013

/s/ Francis Smith

Francis Smith

Principal Financial Officer

June 19, 2013